Third Quarter 2011 Business Review
Jonathan W. Painter, President & CEO
Thomas M. O’Brien, Executive Vice President & CFO

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
Forward-Looking Statements
The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of
1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our expected future financial and operating performance, demand for our products, and industry and economic outlook. The recently file settlement of the composites building products litigation disclosed herein is contingent upon a number of items, including the preliminary and final approval  of the court, and there is no assurance that it will be approved in its present form or at all. Our actual results may differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading “Risk Factors” in
Kadant’s quarterly report on Form 10-Q for the period ended July 2, 2011. These include risks and uncertainties relating to our dependence on the pulp and paper industry; significance of sales and operation of manufacturing facilities in China; our ability to expand capacity in China to meet demand;
commodity and component price increases or shortages; international sales and operations; competition;
soundness of suppliers and customers; our effective tax rate; future restructurings; soundness of financial institutions; our debt obligations; restrictions in our credit agreement; litigation and warranty costs related to our discontinued operation and the court approval of the recently filed settlement; our acquisition strategy; protection of patents and proprietary rights; fluctuations in our share price; and anti-takeover provisions. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
Use of Non-GAAP Financial Measures
In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues excluding the effect of foreign currency translation, adjusted operating income, adjusted net income, adjusted diluted earnings per share, earnings before interest, taxes, depreciation, and amortization (EBITDA), and adjusted EBITDA.
A reconciliation of those numbers to the most directly comparable U.S. GAAP financial measures is shown in our 2011 third quarter earnings press release issued October 26, 2011, which is available in the Investors section of our website at www.kadant.com under the heading Investors News.

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
Financial Classifications
All geographic revenues and bookings data are attributed to regions based on selling locations. For
North America and China, this usually approximates revenues and bookings based on where the equipment is shipped to and installed. Our European geographic data, however, includes revenues and bookings that may be shipped to and installed outside Europe, including South America, Africa, the Middle East, and certain countries in Asia (excluding China).
Prior period amounts for Parts and Consumables revenues and bookings have been reclassified to include amounts from our Fiber-based products and “other” category within the Papermaking
Systems segment.
Beginning with 2011, our Accessories product line is now reported as Doctoring.

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
BUSINESS REVIEW
Jonathan W. Painter
President & CEO

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
Financial Highlights
	Q3 2011	Q3 2010
Revenue	$84.4 million	$66.5 million
Gross Margin	42.7%	44.1%
Diluted EPS1	$0.80	$0.36
Adjusted Diluted EPS2	$0.47	$0.30
Adjusted EBITDA2	$10.6 million	$7.4 million
Adjusted EBITDA/Sales	12.6%	11.2%
1 Diluted EPS is for continuing operations. The GAAP diluted EPS for both continuing and discontinued operations is $0.70.
2 Adjusted Diluted EPS and Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) are non-GAAP financial measures that exclude certain items as detailed in our Q3 2011 earnings press release issued October 26, 2011.

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
Other Highlights from Q3 2011
• Strong bookings of $95 million
• Record backlog of $128 million
• Cash flow from operations was $12.3 million
• Repurchased 430,000 shares for $9.4 million
• Composites class action settlement*
 – Claims capped at $5 million
 – Estimated liability is $3.3 million
* Subject to court approval.

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
Q3 Revenue Performance
• $84.4 million, up 27% compared to Q3 2010
• Q3 revenue by product line
($ Millions)	Q3 2011	Q3 2010	% CHANGE	EXCL. FX
Stock-Preparation	$ 33.0	$ 23.9	38%	32%
Fluid-Handling	25.3	21.6	17%	10%
Doctoring	14.0	12.3	14%	10%
Water-Management	10.0	6.9	44%	40%
Fiber-based Products	1.5	1.2	18%	18%
Other	0.6	0.6	(6%)	(10%)
TOTAL	$ 84.4	$ 66.5	27%	21%
Percent change calculated using actual numbers reported in our Q3 2011 earnings release dated October 26, 2011.

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
Q3 Booking Performance
• $95.3 million, up 63% compared to Q3 2010
• Q3 bookings by product line
($ Millions)	Q3 2011	Q3 2010	% CHANGE	EXCL. FX
Stock-Preparation	$ 45.3	$ 18.2	149%	141%
Fluid-Handling	25.3	20.2	25%	18%
Doctoring	13.1	11.7	11%	6%
Water-Management	9.7	6.2	57%	53%
Fiber-based Products	1.3	1.5	(11%)	(11%)
Other	0.6	0.6	8%	3%
TOTAL	$ 95.3	$ 58.4	63%	57%
Percent change calculated using actual numbers reported in our Q3 2011 earnings release dated October 26, 2011.

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
Bookings and Revenues Trends

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
Parts and Consumables Bookings and Revenues

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
Record Backlog in Q3 2011

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
REGIONAL PERFORMANCE

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
North America Bookings and Revenues

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
Europe Bookings and Revenues

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
China Bookings and Revenues

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
Guidance for Continuing Operations
• Q4 2011 revenues of $92 to $94 million
• Q4 2011 GAAP diluted EPS of $0.56 to $0.58
• FY 2011 revenues of $330 to $332 million
• FY 2011 GAAP diluted EPS of $2.42 to $2.44
• FY 2011 adjusted diluted EPS of $2.09 to $2.11

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
FINANCIAL REVIEW
Thomas M. O’Brien
Executive Vice President & Chief Financial Officer

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
Gross Margins
	3Q11	2Q11	3Q10	Sequential ∆	Y-O-Y ∆
Papermaking Systems Segment	42.8%	45.3%	44.4%	-2.50%	-1.60%
Fiber-based Products	36.5%	56.6%	28.3%	-20.10%	+8.20%
TOTAL	42.7%	45.7%	44.1%	-3.00%	-1.40%

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
SG&A
($ Millions)	3Q11	2Q11	3Q10	Sequential ∆	Y-O-Y ∆
SG&A	$26.1	$25.8	$22.5	$0.3	$3.6
% Revenues	30.9%	31.3%	33.8%	-0.40%	-2.90%

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
3Q10 to 3Q11 Diluted EPS from Continuing Operations

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
Cash Flow
($ Millions)	3Q11	3Q10
Income from Continuing Operations	9.9	4.6
Depreciation and Amortization	2.1	1.9
Stock-Based Compensation	1.0	0.7
Other Items	(3.2)	(0.6)
Change in Current Assets & Liabilities (excluding acquisitions)	2.5	(0.6)
Cash Provided by Continuing Operations	$ 12.3	$ 6.0

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
Key Working Capital Metrics
*Working Capital is defined as current
assets less current liabilities, excluding
cash, debt, and the discontinued operation.
	3Q11	2Q11	3Q10
Days in Receivables	62	63	65
Days in Payables	44	54	51
Days in Inventory	111	113	101
Working Capital % LTM Revenues*	10.8%	13.4%	11.5%

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
Cash and Debt
($ Millions)	3Q11	2Q11	3Q10
Cash, cash equivalents, restricted cash	48.1	46.1	49.5
Debt	(17.4)	(17.5)	(22.9)
NET CASH	$ 30.7	$ 28.6	$ 26.6

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
Leverage Ratio
* Calculated by adding or subtracting certain items, as required by our Credit Facility, from Adjusted EBITDA.

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KAI 3Q11 Business Review-October 27, 2011
© 2011 Kadant Inc. All rights reserved.
Questions & Answers
To ask a question, please call 866-804-6926 within the U.S. or
+1-857-350-1672 outside the U.S. and reference 83375884.
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Third Quarter 2011 Business Review
Jonathan W. Painter, President & CEO
Thomas M. O’Brien, Executive Vice President & CFO